Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0219732006-0
                                                                 Document Number
                                                                  20060182196-35

                                                                     Date Filed:
                                                            3/23/2006 1:38:41 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            HOOPSOFT DEVELOPMENT CORP.

2. Resident Agent Name &
   Street Address:                 NEVADA AGENCY AND TRUST COMPANY
                                   50 W. LIBERTY ST. STE 880
                                   RENO, NEVADA 89501

3. Shares:                         Number of Shares
                                   with par value: 25 Million-Authorized/Common
                                   Par value: 0.001
                                   Number of shares without
                                   par value: -0-

4. Name & Address of Board
   Of Directors/Trustees:          DAVE HEEL
                                   104-1331 HOMER ST
                                   VANCOUVER, BC V6E 5M5

5. Purpose:                        The purpose of this Corporation shall be:
                                   Any legal purpose

6. Name, Address & Signature
   Of Incorporator:                DAVE HEEL               /s/ Dave Heel
                                   104-1331 HOMER ST
                                   VANCOUVER, BC V6E 5M5

7. Certificate of Acceptance
   Of Appointment of Resident
   Agent: I hereby accept appointment as Resident Agent for the above named corporation.

                                   /s/ Amanda Cardinalli            MARCH 22/06
                                   Authorized Signature of R.A.         Date

                                   Amanda Cardinalli, President